UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08476

                The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2019

    (Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2019, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was 19.5%, compared with a total return of 17.0% for the Morgan Stanley Capital International (MSCI) World Index. The total return for the Fund’s publicly traded shares was 20.5%. The Fund’s NAV per share was $7.96, while the price of the publicly traded shares closed at $8.06 on the New York Stock Exchange (NYSE). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2019.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2019 (a) (Unaudited)						Since Inception (11/15/94)
	Year to Date	1 Year	5 Year	10 Year	15 Year
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	19.47%	(0.61)%	5.52%	14.82%	6.63%	8.55%
Investment Total Return (c)	20.51	(4.77)	6.94	17.91	8.24	9.03
Standard & Poor’s 500 Index	18.54	10.42	10.71	14.70	8.75	10.00(d)
MSCI World Index	16.98	6.33	6.60	10.72	7.03	7.17(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2019:

The Gabelli Multimedia Trust Inc.

Entertainment	16.8%
Broadcasting	11.0%
Cable	10.4%
Computer Software and Services	9.7%
Hotels and Gaming	6.7%
Wireless Communications	5.9%
Telecommunications: National	4.7%
Electronics	4.5%
Satellite	3.8%
Closed-End Funds	3.4%
Telecommunications: Regional	3.1%
Financial Services	3.0%
Publishing	2.9%
Business Services	2.3%
Consumer Services	2.2%
Business Services: Advertising	1.9%

Computer Hardware	1.7%
Real Estate	1.2%
Telecommunications: Long Distance	1.1%
Equipment	0.9%
Consumer Products	0.8%
Diversified Industrial	0.8%
U.S. Government Obligations	0.4%
Food and Beverage	0.4%
Retail	0.3%
Distribution Companies	0.1%
Telecommunications	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 10, 2019, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2019 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 96.0%
	DISTRIBUTION COMPANIES — 60.6%
	Broadcasting — 11.0%
10,000	Asahi Broadcasting Corp.	$42,567	$66,224
66,000	CBS Corp., Cl. A, Voting	1,476,789	3,302,640
8,000	CBS Corp., Cl. B, Non-Voting	409,221	399,200
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	38,763
16,000	Cogeco Inc.	317,869	1,020,931
30,000	Corus Entertainment Inc., OTC, Cl. B	105,934	140,805
145,000	Corus Entertainment Inc., Toronto, Cl. B	608,656	679,852
34,000	Discovery Inc., Cl. A†	289,684	1,043,800
176,000	Discovery Inc., Cl. C†	3,433,460	5,007,200
30,000	Fox Corp., Cl. A	1,246,500	1,099,200
38,333	Fox Corp., Cl. B	1,560,184	1,400,304
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	37,981
16,000	Informa plc	176,942	169,666
370,000	ITV plc	972,278	507,474
4,550	Lagardere SCA	100,163	118,480
11,500	Liberty Broadband Corp., Cl. A†	502,147	1,182,660
31,800	Liberty Broadband Corp., Cl. C†	1,301,277	3,314,196
18,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	400,437	680,580
95,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	2,497,120	3,608,100
68,566	Media Prima Berhad†	34,965	7,964
63,000	MSG Networks Inc., Cl. A†	609,096	1,306,620
36,000	Nippon Television Holdings Inc.	530,748	532,913
4,650	NRJ Group	20,718	37,859
3,000	RTL Group SA	107,299	163,674
38,000	Salem Media Group Inc.	52,200	92,340
32,000	Sinclair Broadcast Group Inc., Cl. A	1,111,170	1,716,160
17,000	TEGNA Inc.	263,393	257,550
45,000	Television Broadcasts Ltd.	166,753	75,233
23,000	Television Francaise 1	229,511	242,180
70,000	Tokyo Broadcasting System Holdings Inc.	1,359,269	1,194,639
240,000	TV Azteca SA de CV	58,305	20,882

		20,070,915	29,466,070

	Business Services — 2.2%
12,100	Ascent Capital Group Inc., Cl. A†	15,940	13,068
6,000	Carlisle Support Sevices Group Ltd.†(a)	200	610
44,000	Emerald Expositions Events Inc.	730,958	490,600
4,000	Fluent Inc.†	32,492	21,520
6,000	Impellam Group plc†	8,600	34,898
2,000	Qumu Corp.†	8,366	8,300
16,500	S&P Global Inc.	2,189,924	3,758,535

Shares		Cost	Market Value

45,000	Zayo Group Holdings Inc.†	$1,239,548	$1,480,950

		4,226,028	5,808,481

	Cable — 10.4%
50,000	Altice Europe NV, Cl. A†	491,043	179,605
31,500	AMC Networks Inc., Cl. A†	2,114,177	1,716,435
450	Cable One Inc.	168,450	526,945
7,300	Charter Communications Inc., Cl. A†	1,441,742	2,884,814
36,000	Cogeco Communications Inc.	815,159	2,589,042
133,000	Comcast Corp., Cl. A	4,792,311	5,623,240
32,931	Liberty Global plc, Cl. A†	458,982	888,808
170,177	Liberty Global plc, Cl. C†	4,642,101	4,514,796
26,900	MultiChoice Group Ltd.†	185,702	255,860
114,000	Rogers Communications Inc., New York, Cl. B	4,501,419	6,101,280
88,000	Shaw Communications Inc., New York, Cl. B	272,829	1,793,440
4,000	Telenet Group Holding NV	234,227	222,872
50,000	WideOpenWest Inc.†	628,768	363,000

		20,746,910	27,660,137

	Computer Software and Services — 0.4%
5,000	CyrusOne Inc., REIT	267,458	288,600
150,000	Groupon Inc.†	749,204	537,000
500	Tencent Holdings Ltd.	22,857	22,569
10,000	Zuora Inc., Cl. A†	178,342	153,200

		1,217,861	1,001,369

	Consumer Services — 2.1%
5,666	Cars.com Inc.†	148,142	111,733
10,000	H&R Block Inc.	228,425	293,000
13,000	IAC/InterActiveCorp.†	1,295,721	2,827,890
6,200	Liberty Expedia Holdings Inc., Cl. A†	165,607	296,298
34,000	Liberty TripAdvisor Holdings Inc., Cl. A†	410,448	421,600
95,000	Qurate Retail Inc.†	1,396,447	1,177,050
8,000	Shutterfly Inc.†	356,664	404,400

		4,001,454	5,531,971

	Diversified Industrial — 0.8%
16,000	Bouygues SA	449,280	592,566
3,000	Fortune Brands Home & Security Inc.	125,326	171,390
23,000	Jardine Strategic Holdings Ltd.	595,515	876,990
6,000	Malaysian Resources Corp. Bhd	4,297	1,379
50,000	Trine Acquisition Corp.†	500,000	503,250

		1,674,418	2,145,575

	Entertainment — 10.5%
60,000	Borussia Dortmund GmbH & Co. KGaA	444,679	564,570
115,000	Entertainment One Ltd.	493,842	579,798

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
35,000	Gogo Inc.†	$234,290	$139,300
325,000	Grupo Televisa SAB, ADR	5,465,714	2,743,000
18,000	Liberty Media Corp.- Liberty Braves, Cl. A†	397,667	500,400
97,020	Liberty Media Corp.- Liberty Braves, Cl. C†	1,806,799	2,713,649
8,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	210,094	286,880
27,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	577,460	1,010,070
4,000	M6 Metropole Television SA	35,208	75,731
26,500	Naspers Ltd., Cl. N	2,373,425	6,433,602
3,700	Netflix Inc.†	960,666	1,359,084
67,073	Reading International Inc., Cl. A†	1,025,346	870,607
8,000	Reading International Inc., Cl. B†	85,625	186,000
4,000	Roku Inc.†	56,000	362,320
40,000	Sirius XM Holdings Inc.	227,782	223,200
24,000	Take-Two Interactive Software Inc.†	1,965,653	2,724,720
24,600	The Madison Square Garden Co., Cl. A†	4,219,970	6,886,524
550,000	Wow Unlimited Media Inc.†(b)	551,430	335,993
20,000	Wow Unlimited Media Inc.†	14,402	12,218

		21,146,052	28,007,666

	Equipment — 0.9%
3,600	Amphenol Corp., Cl. A	7,014	345,384
44,000	Corning Inc.	1,208,193	1,462,120
200	Furukawa Electric Co. Ltd.	7,419	5,853
6,500	QUALCOMM Inc.	191,784	494,455

		1,414,410	2,307,812

	Financial Services — 3.0%
15,000	Caribbean Investment Holdings Ltd.†	14,944	3,048
35,500	Kinnevik AB, Cl. A	673,200	965,282
32,000	Kinnevik AB, Cl. B	1,030,764	832,207
4,800	LendingTree Inc.†	720,317	2,016,144
37,500	PayPal Holdings Inc.†	2,107,692	4,292,250
14,000	Waterloo Investment Holdings Ltd.†(a)	2,009	3,500

		4,548,926	8,112,431

	Food and Beverage — 0.4%
7,000	Davide Campari-Milano SpA	49,930	68,573
2,800	Pernod Ricard SA	176,691	515,948
2,500	Remy Cointreau SA	302,970	360,461

		529,591	944,982

Shares		Cost	Market Value

	Real Estate — 0.1%
3,000	Crown Castle International Corp., REIT	$314,216	$391,050
15,000	Midway Investments†(a)	96	95

		314,312	391,145

	Retail — 0.3%
200	Amazon.com Inc.†	35,729	378,726
5,000	Best Buy Co. Inc.	125,589	348,650

		161,318	727,376

	Satellite — 3.8%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	1,203
92,000	DISH Network Corp., Cl. A†	4,667,580	3,533,720
242,199	Dish TV India Ltd., GDR	287,018	88,887
63,500	EchoStar Corp., Cl. A†	2,039,048	2,814,320
35,000	Intelsat SA†	735,941	680,750
30,000	Iridium Communications Inc.†	241,684	697,800
68,500	Loral Space & Communications Inc.†	2,882,630	2,363,935
250,000	PT Indosat Tbk†	52,779	46,540
3,000	SKY Perfect JSAT Holdings Inc.	15,472	11,687

		10,923,707	10,238,842

	Telecommunications: Long Distance — 1.1%
58,000	AT&T Inc.	1,916,666	1,943,580
3,094	BCE Inc., Toronto	134,174	140,766
150,000	Sprint Corp.†	863,701	985,500

		2,914,541	3,069,846

	Telecommunications: National — 4.7%
5,000	China Telecom Corp. Ltd., ADR	126,250	250,150
5,000	China Unicom Hong Kong Ltd., ADR	38,450	54,500
61,000	Deutsche Telekom AG, ADR	789,100	1,057,740
16,000	Elisa Oyj	155,779	780,687
3,605	Hellenic Telecommunications Organization SA	41,551	53,290
60,000	Inmarsat plc	389,719	414,970
10,000	Liberty Latin America Ltd., Cl. A†	206,092	172,300
30,000	Liberty Latin America Ltd., Cl. C†	878,740	515,700
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	7,110
4,000	Maroc Telecom	60,473	58,219
15,000	Megacable Holdings SAB de CV	62,442	63,927
10,000	Nippon Telegraph & Telephone Corp.	230,089	465,334
5,000	Oi SA, ADR	1,612	1,970
4,000	Orange SA, ADR	65,705	62,880
22,000	PLDT Inc., ADR	370,294	546,040
6,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	175,440

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
6,000	Rostelecom PJSC, ADR	$41,408	$47,700
22,000	Swisscom AG, ADR	579,192	1,107,040
6,000	Telecom Argentina SA, ADR	5,820	106,020
340,000	Telecom Italia SpA†	897,754	185,652
50,000	Telecom Italia SpA	44,963	25,932
17,500	Telefonica Brasil SA, ADR	283,641	227,850
105,710	Telefonica SA, ADR	1,139,289	876,336
145,000	Telekom Austria AG	1,030,094	1,094,800
55,000	Telesites SAB de CV†	41,755	33,985
15,172	Telia Co. AB	42,639	67,379
2,400	Telstra Corp. Ltd., ADR	30,324	32,261
100,000	VEON Ltd., ADR	183,016	280,000
66,000	Verizon Communications Inc.	2,667,644	3,770,580

		10,425,455	12,535,792

	Telecommunications: Regional — 3.0%
69,000	CenturyLink Inc.	1,214,028	811,440
16,000	Cincinnati Bell Inc.†	228,620	79,200
52,088	GCI Liberty Inc., Cl. A†	2,302,169	3,201,328
79,500	Telephone & Data Systems Inc.	3,303,458	2,416,800
40,000	TELUS Corp., New York	517,468	1,476,400

		7,565,743	7,985,168

	Wireless Communications — 5.9%
50,000	Altice USA Inc., Cl. A†	961,323	1,217,500
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	800,800
12,500	American Tower Corp., REIT	1,337,192	2,555,625
95,000	Global Telecom Holding SAE†	75,678	27,314
240,000	Jasmine International PCL(a)	5,040	56,346
65,000	Millicom International Cellular SA, SDR	4,287,675	3,657,328
82,000	NTT DoCoMo Inc.	1,274,683	1,910,912
19,000	Orascom Investment Holding, GDR†	29,430	2,964
56,000	ORBCOMM Inc.†	456,680	406,000
34,000	SK Telecom Co. Ltd., ADR	761,600	841,500
4,203	Tim Participacoes SA, ADR	108,533	62,919
33,000	T-Mobile US Inc.†	1,817,967	2,446,620
10,000	Turkcell Iletisim Hizmetleri A/S, ADR	123,780	54,800
30,000	United States Cellular Corp.†	1,107,291	1,340,100
25,000	Vodafone Group plc, ADR	971,225	408,250

		13,685,261	15,788,978

	TOTAL DISTRIBUTION COMPANIES	125,566,902	161,723,641

Shares		Cost	Market Value

	COPYRIGHT/CREATIVITY COMPANIES — 35.4%
	Business Services — 0.1%
8,000	Scientific Games Corp.†	$75,735	$158,560

	Business Services: Advertising — 1.9%
1,000	Boston Omaha Corp., Cl. A†	16,970	23,150
260,000	Clear Channel Outdoor Holdings Inc.†	1,349,110	1,227,200
1,300	Harte-Hanks Inc.†	89,578	2,860
11,557	JCDecaux SA	290,396	350,089
9,400	Lamar Advertising Co., Cl. A, REIT	472,343	758,674
27,000	National CineMedia Inc.	147,498	177,120
15,000	Ocean Outdoor Ltd.†	144,925	116,625
1,500	Publicis Groupe SA	10,478	79,193
4,000	Ströeer SE & Co. KGaA	89,263	300,422
10,000	Telaria Inc.†	22,112	75,200
82,000	The Interpublic Group of Companies Inc.	1,437,517	1,852,380

		4,070,190	4,962,913

	Computer Hardware — 1.7%
23,400	Apple Inc.	2,919,517	4,631,328

	Computer Software and Services — 9.3%
36,000	Activision Blizzard Inc.	1,877,446	1,699,200
4,000	Actua Corp.†(a)	0	7,220
4,800	Alphabet Inc., Cl. A†	4,656,676	5,197,440
1,300	Alphabet Inc., Cl. C†	973,732	1,405,183
5,000	Blucora Inc.†	44,349	151,850
61,000	comScore Inc.†	1,524,194	314,760
60,000	eBay Inc.	1,405,185	2,370,000
7,000	Electronic Arts Inc.†	788,104	708,820
39,200	Facebook Inc., Cl. A†	5,111,339	7,565,600
5,000	GrubHub Inc.†	123,198	389,950
95,000	Hewlett Packard Enterprise Co.	1,336,243	1,420,250
130,000	Internap Corp.†	1,239,884	391,300
12,000	InterXion Holding NV†	476,168	913,080
10,000	Microsoft Corp.	854,532	1,339,600
7,000	QTS Realty Trust Inc., Cl. A, REIT	136,385	323,260
300	Red Violet Inc.†	1,920	3,720
12,000	SoftBank Group Corp.	351,493	574,874

		20,900,848	24,776,107

	Consumer Products — 0.8%
2,000	Nintendo Co. Ltd.	241,733	732,551
33,000	Nintendo Co. Ltd., ADR	582,440	1,510,410

		824,173	2,242,961

	Consumer Services — 0.1%
424	Liq Participacoes SA†	7,751	53
2,837	Marriott Vacations Worldwide Corp.	336,043	273,487

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Consumer Services (Continued)
1,357	Modern Times Group MTG AB, Cl. B†	$19,847	$15,198

		363,641	288,738

	Electronics — 4.5%
2,000	IMAX Corp.†	10,333	40,400
5,000	Intel Corp.	105,992	239,350
3,440	Koninklijke Philips NV	36,704	149,915
29,036	Micro Focus International plc, ADR	687,234	760,453
25,000	Resideo Technologies Inc.†	517,027	548,000
197,000	Sony Corp., ADR	4,932,272	10,320,830

		6,289,562	12,058,948

	Entertainment — 6.3%
10,000	Entravision Communications Corp., Cl. A	45,076	31,200
79,200	GMM Grammy Public Co. Ltd.†	52,488	26,342
5,000	Lions Gate Entertainment Corp., Cl. A	85,897	61,250
34,000	Lions Gate Entertainment Corp., Cl. B	850,258	394,740
23,000	Live Nation Entertainment Inc.†	568,699	1,523,750
8,000	Manchester United plc, Cl. A	151,212	144,640
1,357	Nordic Entertainment Group AB, Cl. B	27,655	31,857
17,000	STV Group plc	13,537	74,915
5,000	Tencent Music Entertainment Group, Cl. A, ADR†	72,564	74,950
48,000	The Walt Disney Co.	4,073,019	6,702,720
52,000	Universal Entertainment Corp.	1,351,816	1,550,619
51,000	Viacom Inc., Cl. A	1,559,490	1,739,100
50,000	Viacom Inc., Cl. B	1,429,483	1,493,500
85,000	Vivendi SA	2,045,981	2,339,982
8,000	World Wrestling Entertainment Inc., Cl. A	412,048	577,680

		12,739,223	16,767,245

	Hotels and Gaming — 6.7%
100,000	Boyd Gaming Corp.	1,812,088	2,694,000
1,800	Churchill Downs Inc.	52,401	207,126
15,000	Full House Resorts Inc.†	49,514	28,050
14,000	Golden Entertainment Inc.†	150,730	196,000
4,200	Greek Organization of Football Prognostics SA	45,444	47,042
18,427	GVC Holdings plc	238,757	152,531
70,000	International Game Technology plc	1,235,815	907,900
24,000	Las Vegas Sands Corp.	1,205,741	1,418,160
180,250	Mandarin Oriental International Ltd.	294,057	320,845

Shares		Cost	Market Value

31,500	Melco Crown Entertainment Ltd., ADR	$212,265	$684,180
22,000	MGM China Holdings Ltd.	43,826	37,400
74,000	MGM Resorts International	2,235,416	2,114,180
4,000	Penn National Gaming Inc.†	26,016	77,040
70,700	Ryman Hospitality Properties Inc., REIT	2,908,329	5,733,063
27,000	Wynn Resorts Ltd.	1,930,295	3,347,730

		12,440,694	17,965,247

	Publishing — 2.9%
15,000	AH Belo Corp., Cl. A	64,726	55,350
20,000	Arnoldo Mondadori Editore SpA†	63,826	36,023
974,000	Bangkok Post plc†	47,100	69,872
800	Graham Holdings Co., Cl. B	431,961	552,024
800	John Wiley & Sons Inc., Cl. B	5,693	36,752
11,000	Meredith Corp.	365,973	605,660
5,263	Nation International Edutainment Public Co. Ltd.†	265	343
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	6,522
28,000	News Corp., Cl. A	130,834	377,720
50,000	News Corp., Cl. B	808,498	698,000
6,779	Novus Holdings Ltd.	3,053	1,790
1,000	Scholastic Corp.	16,500	33,240
247,000	Singapore Press Holdings Ltd.	725,198	445,440
600	Spir Communication(a)	13,551	2,743
78,000	The E.W. Scripps Co., Cl. A	1,424,780	1,192,620
75,000	Tribune Media Co., Cl. A	2,750,510	3,466,500
2,000	Wolters Kluwer NV	45,312	145,594

		6,951,126	7,726,193

	Real Estate — 1.1%
5,000	Equinix Inc., REIT	1,996,322	2,521,450
12,000	Outfront Media Inc., REIT	240,331	309,480

		2,236,653	2,830,930

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	69,811,362	94,409,170

	TOTAL COMMON STOCKS	195,378,264	256,132,811

	CLOSED-END FUNDS — 3.4%
130,000	Altaba Inc.†	6,466,104	9,018,100

	PREFERRED STOCKS — 0.1%
	DISTRIBUTION COMPANIES — 0.1%
	Telecommunications: Regional — 0.1%
5,500	GCI Liberty Inc., Ser. A, 7.000%	112,525	136,675

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Broadcasting — 0.0%
14,000	Media General Inc., CVR†(a)	0	0

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

Shares		Cost	Market Value

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Bhd, expire 10/29/27†	$0	$38

	Telecommunications — 0.0%
117,647	Jasmine International PCL, expire 07/05/20†	0	15,498

	TOTAL WARRANTS	0	15,536

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.1%
	Distribution Companies — 0.1%
$ 300,000	Gogo Inc., 6.000%, 05/15/22(b)	300,000	277,500

	U.S. GOVERNMENT OBLIGATIONS — 0.4%
1,165,000	U.S. Treasury Bills, 2.070% to 2.111%††, 09/19/19 to 09/26/19	1,159,390	1,159,412

TOTAL INVESTMENTS — 100.0%		$203,416,283	266,740,034

Other Assets and Liabilities (Net)			457,361

PREFERRED STOCK (2,791,024 preferred shares outstanding)			(70,025,350)

NET ASSETS — COMMON STOCK (24,755,815 common shares outstanding)			$197,172,045

NET ASSET VALUE PER COMMON SHARE ($197,172,045 ÷ 24,755,815 shares outstanding)			$7.96

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the market value of Rule 144A securities amounted to $613,493 or 0.23% of total investments.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	76.7%	$204,601,011
Europe	10.3	27,579,297
Japan	7.1	18,915,609
South Africa	2.5	6,691,252
Asia/Pacific	1.8	4,721,033
Latin America	1.6	4,143,335
Africa/Middle East	0.0 *	88,497

Total Investments	100.0%	$266,740,034

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments, at value (cost $203,416,283)	$266,740,034
Foreign currency, at value (cost $15,834)	15,833
Cash	74,273
Receivable for investments sold	406,306
Deferred offering expense	142,480
Dividends and interest receivable	320,373
Prepaid expenses	3,385

Total Assets	267,702,684

Liabilities:
Distributions payable	52,209
Deferred tax liabilities (a)	10,775
Payable for investments purchased	6,109
Payable for investment advisory fees	300,725
Payable for payroll expenses	43,082
Payable for accounting fees	7,500
Payable for legal and audit fees	35,088
Payable for shareholder communications expenses	34,670
Other accrued expenses	15,131

Total Liabilities	505,289

Preferred Stock, $0.001 par value:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 2,000,000 shares issued and outstanding)	50,000,000

Total Preferred Stock	70,025,350

Net Assets Attributable to Common Shareholders	$197,172,045

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$136,476,444
Total distributable earnings (a)	60,695,601

Net Assets	$197,172,045

Net Asset Value per Common Share:
($197,172,045 ÷ 24,755,815 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$7.96

(a)	Includes net unrealized depreciation of $10,775 in deferred Thailand capital gains tax during the six months ended June 30, 2019.

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $133,750)	$2,092,616
Interest	61,166

Total Investment Income	2,153,782

Expenses:
Investment advisory fees	1,324,932
Shareholder communications expenses	75,709
Payroll expenses	48,200
Shareholder services fees	41,185
Directors’ fees	35,103
Audit and legal fees	34,865
Accounting fees	22,500
Custodian fees	21,804
Interest expense	233
Auction agent fees (a)	(2,184)
Miscellaneous expenses	43,502

Total Expenses	1,645,849

Less:
Expenses paid indirectly by broker (See Note 3)	(1,575)

Net Expenses	1,644,274

Net Investment Income	509,508

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	3,596,906
Net realized loss on foreign currency transactions	(1,652)

Net realized gain on investments and foreign currency transactions	3,595,254

Net change in unrealized appreciation/depreciation:
on investments	31,402,827
on foreign currency translations	384

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	31,403,211

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	34,998,465

Net Increase in Net Assets Resulting from Operations	35,507,973

Total Distributions to Preferred Shareholders	(1,879,737)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$33,628,236

(a)	This amount represents the reversal of auction agent fees from earlier fiscal periods, and not for the period covered by this report.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Operations:
Net investment income	$509,508		$838,826
Net realized gain on investments and foreign currency transactions	3,595,254		25,669,469
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	31,403,211		(57,309,823)

Net Increase/(Decrease) in Net Assets Resulting from Operations	35,507,973		(30,801,528)

Distributions to Preferred Shareholders	(1,879,737	)*	(3,757,140)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	33,628,236		(34,558,668)

Distributions to Common Shareholders:
Accumulated earnings	(1,824,248	)*	(22,000,051)
Return of capital	(9,022,633	)*	—

Total Distributions to Common Shareholders	(10,846,881)		(22,000,051)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,106,831		2,369,418
Offering costs for preferred shares charged to paid-in capital	—		(4,111)

Net Increase in Net Assets from Fund Share Transactions	1,106,831		2,365,307

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	23,888,186		(54,193,412)

Net Assets Attributable to Common Shareholders:
Beginning of year	173,283,859		227,477,271

End of period	$197,172,045		$173,283,859

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2019		For the Year Ended December 31,
	(Unaudited)		2018		2017		2016		2015		2014
Operating Performance:
Net asset value, beginning of year	$7.04		$9.34		$8.13		$8.36		$9.81		$10.90

Net investment income	0.02		0.03		0.01		0.05		0.03		0.05
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.42		(1.28)		2.11		0.60		(0.49)		0.42

Total from investment operations	1.44		(1.25)		2.12		0.65		(0.46)		0.47

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	0.00	(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Net realized gain	(0.07	)*	(0.15)		(0.08)		(0.05)		(0.05)		(0.06)

Total distributions to preferred shareholders	(0.08)		(0.15)		(0.08)		(0.05)		(0.05)		(0.06)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.36		(1.40)		2.04		0.60		(0.51)		0.41

Distributions to Common Shareholders:
Net investment income	(0.01	)*	(0.01)		(0.03)		(0.06)		(0.03)		(0.02)
Net realized gain	(0.06	)*	(0.89)		(0.73)		(0.74)		(0.89)		(0.88)
Return of capital	(0.37	)*	—		(0.12)		(0.03)		(0.02)		(0.15)

Total distributions to common shareholders	(0.44)		(0.90)		(0.88)		(0.83)		(0.94)		(1.05)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		—		—		—		—		(0.44)
Increase in net asset value from repurchase of common shares	—		—		0.00	(b)	—		—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00	(b)	—		—		—		—		0.00	(b)
Increase in net asset value from redemption of preferred shares	—		—		0.12		—		—		—
Offering expenses charged to paid-in capital	—		(0.00	)(b)	(0.07)		—		(0.00	)(b)	(0.01)

Total Fund share transactions	—		(0.00	)(b)	0.05		—		(0.00	)(b)	(0.45)

Net Asset Value Attributable to Common Shareholders, End of Period	$7.96		$7.04		$9.34		$8.13		$8.36		$9.81

NAV total return †	19.47%		(16.54)%		26.50%		7.59%		(5.57)%		4.17%

Market value, end of period	$8.06		$7.06		$9.20		$7.24		$7.50		$10.01

Investment total return ††	20.51%		(14.93)%		40.21%		7.97%		(16.33)%		(6.63)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$267,197		$243,309		$297,503		$232,399		$238,049		$273,307
Net assets attributable to common shares, end of period (in 000’s)	$197,172		$173,284		$227,477		$197,623		$203,274		$238,532
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.52	%(c)	0.39%		0.13%		0.70%		0.33%		0.13%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction(d)	1.68	%(c)(e)(f)	1.62	%(e)	1.45	%(e)	1.49	%(e)(g)	1.45	%(e)	1.59%
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any(h)	1.68	%(c)(e)(f)	1.53	%(e)	1.45	%(e)	1.49	%(e)(g)	1.30	%(e)	1.50%
Portfolio turnover rate	5.4%		20.5%		16.8%		10.3%		14.0%		16.0%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2019		For the Year Ended December 31,
	(Unaudited)		2018		2017		2016	2015	2014
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of period (in 000’s)	$19,775		$19,775		$19,775		$19,775	$19,775	$19,775
Total shares outstanding (in 000’s)	791		791		791		791	791	791
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00	$25.00
Average market value (i)	$26.08		$25.81		$26.36		$26.42	$25.80	$25.41
Asset coverage per share(j)	$95.39		$86.86		$106.21		$167.07	$171.13	$196.48
Series C Auction Rate Preferred
Liquidation value, end of period (in 000’s)	$250		$250		$250		$15,000	$15,000	$15,000
Total shares outstanding (in 000’s)	0	(k)	0	(k)	0	(k)	1	1	1
Liquidation preference per share	$25,000		$25,000		$25,000		$25,000	$25,000	$25,000
Liquidation value (l)	$25,000		$25,000		$25,000		$25,000	$25,000	$25,000
Asset coverage per share(j)	$95,393		$86,865		$106,212		$167,071	$171,134	$196,481
5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$50,000		$50,000		$50,000		—	—	—
Total shares outstanding (in 000’s)	2,000		2,000		2,000		—	—	—
Liquidation preference per share	$25.00		$25.00		$25.00		—	—	—
Average market value(i)	$24.18		$23.80		$24.98		—	—	—
Asset coverage per share(j)	$95.39		$86.86		$106.21		—	—	—
Asset Coverage (m)	382%		347%		425%		668%	685%	786%

†

Based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date, including the effect of shares pursuant to the 2014 rights offering, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 1.24%, 1.22%, 1.23%, 1.27%, 1.26%, and 1.37%, respectively.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

Ratio of operating expenses to average net assets includes reversal of auction agent fees from earlier fiscal periods as disclosed on the Statement of Operations. For the six months ended June 30, 2019, there was no impact to the operating expense ratio to average net assets.

(g)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(h)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 1.24%, 1.15%, 1.23%, 1.27%, 1.13%, and 1.29%, respectively.

(i)	Based on weekly prices.
(j)	Asset coverage per share is calculated by combining all series of preferred shares.
(k)	Actual number of shares outstanding is 10.
(l)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(m)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the Fund) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2019 is as follows:

	Valuation Inputs			Total Market Value at 6/30/19
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Computer Software and Services	$ 24,768,887	—	$ 7,220	$ 24,776,107
Publishing	7,647,056	$ 76,394	2,743	7,726,193
Other Industries (a)	61,906,870	—	—	61,906,870
Distribution Companies
Broadcasting	29,302,396	163,674	—	29,466,070
Business Services	5,807,871	—	610	5,808,481
Financial Services	8,108,931	—	3,500	8,112,431
Real Estate	391,050	—	95	391,145
Wireless Communications	15,732,632	—	56,346	15,788,978
Other Industries (a)	102,156,536	—	—	102,156,536
Total Common Stocks	255,822,229	240,068	70,514	256,132,811
Closed-End Funds	9,018,100	—	—	9,018,100
Preferred Stocks (a)	136,675	—	—	136,675
Rights (a)	—	—	0	0
Warrants (a)	15,536	—	—	15,536
Convertible Corporate Bonds (a)	—	277,500	—	277,500
U.S. Government Obligations	—	1,159,412	—	1,159,412
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$264,992,540	$1,676,980	$70,514	$266,740,034

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2019, the Fund had a transfer from Level 3 to Level 1 of $203,391 or 0.12% of net assets as of December 31, 2018. Transfers from Level 3 to Level 1 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The following table reconciles Level 3 investments.

	Balance as of 12/31/18	Accrued discounts/ (premiums)	Realized gain/ (loss)†	Change in unrealized appreciation/ (depreciation)†	Purchases	Proceeds received	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 06/30/19	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 06/30/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$1,155,254	—	$275,417	$ (237,085)	$200	$(919,881)	—	$(203,391)	$ 70,514	$ 31,024
Rights (a)	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$1,155,254	—	$275,417	$ (237,085)	$200	$(919,881)	—	$(203,391)	$ 70,514	$ 31,024

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Realized gain/(loss) and net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following table summarizes the valuation techniques used, and unobservable inputs utilized, if any, to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2019:

Description	Balance at 06/30/19	Valuation Technique
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$70,514	Last available closing Price/Spin-off
Rights (a)	0	Merger/Acquisition Price

Total	$70,514

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The valuations in the table above are based on management’s assessment of realized value.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

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Notes to Financial Statements (Unaudited) (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 2 basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2019, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (Series B Preferred), Series C Preferred Stock (Series C Preferred), and Series E Cumulative Preferred Stock (Series E Preferred) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2018 was follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$944,154	$161,242
Long term capital gains	21,055,897	3,595,898

Total distributions paid	$22,000,051	$3,757,140

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the

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Notes to Financial Statements (Unaudited) (Continued)

Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$204,846,168	$80,428,333	$(18,534,467)	$61,893,866

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B and Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the six months ended June 30, 2019, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rates of each particular series of Series B Preferred and Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock were accrued.

During the six months ended June 30, 2019, the Fund paid $8,971 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,575.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2019, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2019, the Fund accrued $48,200 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2019, other than short term securities and U.S. Government obligations, aggregated $14,031,247 and $22,212,863, respectively.

5. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund did not repurchase any of its common shares.

Transactions in common stock were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	137,950	$1,106,831	274,246	$2,369,418

The Fund has an effective shelf registration authorizing the offering of an additional $400 million of common or preferred shares. As of June 30, 2019, the Fund has approximately $350 million available for issuance under the current shelf registration.

The Fund’s Articles of Incorporation authorize the issuance of up to 3,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B, Series C, and Series E Preferred, at redemption prices of $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of the Series B Preferred and Series E Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund did not repurchase or redeem any shares of Series B or Series E Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 06/30/19	Net Proceeds	2019 Dividend Rate Range	Dividend Rate at 06/30/19	Accrued Dividends at 06/30/19
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,479
C Auction Rate	March 31, 2003	1,000	10	24,547,465	4.079% to 4.360%	4.079%	140
E 5.125%	September 26, 2017	2,000,000	2,000,000	48,192,240	Fixed Rate	5.125%	35,590

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 13, 2019 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2019 in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Mario J. Gabelli and Christopher J. Marangi as Directors of the Fund, with 20,421,224 votes and 23,120,945 votes cast in favor of these Directors, and 3,597,947 votes and 898,226 votes withheld for these Directors, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Anthony J. Colavita as a Director of the Fund, with 2,437,169 votes cast in favor of this Director and 128,463 votes withheld for this Director.

James P. Conn, Frank J. Fahrenkopf, Jr., Kuni Nakamura, Werner J. Roeder, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Directors (the Board) of The Gabelli Multimedia Trust Inc. (the Fund), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the Advisory Agreement) with Gabelli Funds, LLC (the Adviser) for the Fund.

More specifically, at a meeting held on May 14, 2019, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1) The nature, extent and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, Bank of New York Mellon (BNY) to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general.

The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to its Broadridge peer group of other SEC registered open-end and closed-end funds. The Board Members

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

considered the Fund’s one, three, five and ten year average annual total return for the periods ended March 31, 2019, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board Members was developed by Gabelli and was comprised of other selected closed-end core, growth and value equity funds (the Performance Peer Group). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was at the median for the one-year and five-year periods, below the median for the three-year period and above the median for the ten-year period. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Gabelli expense peer group comprised of other selected closed-end core, growth and value equity funds (“Expense Peer Group”). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered the comparative contract rates. The Board Members noted that the Fund’s advisory fee and total expense ratios were higher than average when compared to those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2018. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from their management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all-important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Managing Director,

GAMCO Investors, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2019

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2019 through 01/31/2019	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,617,865 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #2 02/01/2019 through 02/28/2019	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,617,865 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #3 03/01/2019 through 03/31/2019	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,686,140 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #4 04/01/2019 through 04/30/2019	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,686,140 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Month #5 05/01/2019 through	Common – N/A Preferred Series B	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –24,686,140 Preferred Series B –

05/31/2019	– N/A Preferred Series E – N/A	Preferred Series E – N/A	Preferred Series E – N/A	791,014 Preferred Series E – 2,000,000
Month #6 06/01/2019 through 06/30/2019	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 24,755,815 Preferred Series B – 791,014 Preferred Series E – 2,000,000
Total	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Gabelli Multimedia Trust Inc.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                              Bruce N. Alpert, Principal Executive Officer

Date     9/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                              Bruce N. Alpert, Principal Executive Officer

Date     9/5/19

By (Signature and Title)*    /s/ John C. Ball

                                              John C. Ball, Principal Financial Officer and Treasurer

Date     9/5/19

* Print the name and title of each signing officer under his or her signature.